UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

ENDRA Life Sciences Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 335-0468

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NDRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Agreement and Plan of Merger

As previously disclosed, on June 25, 2026, ENDRA Life Sciences Inc., a Delaware corporation (“ENDRA” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among ASP Isotopes Inc. (“ASPI”), a Delaware corporation, Noble Africa LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of ASPI (“Noble”), Renergen Limited, a company incorporated under the laws of the Republic of South Africa and a direct, wholly-owned subsidiary of ASPI (“Renergen”), ENDRA, and Kruger Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of ENDRA (“Merger Sub”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Noble (the “Merger”), with Noble surviving the Merger as a direct wholly-owned subsidiary of ENDRA.

On October 1, 2026, ENDRA, ASPI, Noble, Renergen and Merger Sub entered into that certain First Amendment to the Merger Agreement (the “Amendment”) to, among other things, (i) amend ENDRA’s disclosure letter to permit ENDRA to amend the Pre-Funded Common Stock Purchase Warrant (the “Pre-Funded Warrant”) and Common Stock Purchase Warrant (the “Common Warrant” and, together with the Pre-Funded Warrant, the “Warrants”), each issued by ENDRA as of May 27, 2026 to LHE LNG Holdings, a direct, wholly-owned subsidiary of ASPI (the “ASP Affiliate”), as further described below, (ii) remove the requirement that the board of directors immediately following the closing of the Merger (the “Combined Company Board”) be classified into three separate classes, (iii) revise the minimum cash closing condition to reflect a minimum cash requirement of $3,800,002.59, less certain agreed-upon expenses to permit ENDRA to engage in certain investor relations activities, (iv) replace the form of ENDRA’s Fifth Amended and Restated Certificate of Incorporation with an updated form that removes the classified board provisions and other provisions that would have required a supermajority vote of ENDRA’s stockholders to be approved, (v) amend Noble Africa’s disclosure letter to permit Renergen to enter into a fifth addendum to that certain Term Loan Facility Agreement, dated as of May 19, 2025, by and between Renergen, ASPI and ASPI South Africa Proprietary Limited, a wholly-owned subsidiary of ASPI (the “ASPI Term Loan Facility”), which would increase Renergen’s borrowing capacity from ASPI from $80 million to up to $120 million and (vi) contemplate a sixth addendum to the ASPI Term Loan Facility to be entered into at or prior to the closing of the Merger, which would further increase Renergen’s borrowing capacity from ASPI from $120 million to up to $200 million. Except as expressly modified by the Amendment, the terms of the Merger Agreement were ratified and remain in full force and effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment No. 1 to Common Stock Purchase Warrant and Amendment No. 1 to Pre-Funded Common Stock Purchase Warrant

As previously disclosed, on May 27, 2026, ENDRA entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the ASP Affiliate pursuant to which the Company agreed to sell and issue to the ASP Affiliate in a private placement offering an aggregate of 66,846 shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), Pre-Funded Warrants to purchase an aggregate of up to 511,541 shares of Common Stock (the “Pre-Funded Warrant Shares”) at a per share exercise price of $0.0001 and Common Warrants to purchase an aggregate of up to 1,156,774 shares of Common Stock (the “Common Warrant Shares” and together with the Pre-Funded Warrant Shares, the “Warrant Shares”)) at a per share exercise price of $6.57.

On October 1, 2026, ENDRA and the ASP Affiliate entered into (i) Amendment No. 1 to Common Stock Purchase Warrant (the “Common Warrant Amendment”) and (ii) Amendment No. 1 to Pre-Funded Common Stock Purchase Warrant (the “Pre-Funded Warrant Amendment” and, together with the Common Warrant Amendment, the “Warrant Amendments”). The Warrant Amendments make changes to each Warrant to, among other things, remove the 4.99% beneficial ownership limitation on the ASP Affiliate’s ability to exercise each Warrant. Except as amended by the Warrant Amendments, the terms of each Warrant remain unaltered and in full force and effect. As previously disclosed, a portion of the Pre-Funded Warrants in respect of 324,372 Pre-Funded Warrant Shares and all of the Common Warrants will only become exercisable upon the Company obtaining stockholder approval of the issuance of such Pre-Funded Warrant Shares and Common Warrant Shares.

The foregoing description of the Warrant Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Common Warrant Amendment and the Pre-Funded Warrant Amendment, copies of which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as assumptions about future events. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements relating to the proposed financing transactions discussed herein and the proposed Merger and related transactions (collectively, the “Proposed Transactions”); the structure, timing and completion of the proposed Merger; expectations regarding the structure, timing and completion of the Proposed Transactions; the anticipated timing of the closing of the Merger (the “Closing”); each company’s and the combined company’s expected cash position at the Closing; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are made based on current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management concerning future developments and their potential effects. There can be no assurance that future developments affecting ENDRA, Noble, or the Proposed Transactions will be those that have been anticipated.

Actual results could differ materially from those expressed in or implied by the forward-looking statements due to a number of risks and uncertainties, including but not limited to: the risk that the conditions to the Closing or consummation of the Proposed Transactions are not satisfied, including the failure to timely obtain approval of the proposed Merger from ENDRA stockholders, if at all; the risk that the proposed financings are not completed in a timely manner, if at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of ENDRA and Noble to consummate the Proposed Transactions; the ability to obtain debt financing on terms that are favorable, or at all; the risk that Renergen does not receive funding from the U.S. DFC or Standard Bank SA or that such funding is delayed; risks related to ENDRA’s continued listing on Nasdaq until the Closing of the Proposed Transactions and the combined company’s ability to remain listed following the Closing; risks related to ENDRA’s ability to correctly estimate its respective operating expenses and its respective expenses associated with the Proposed Transactions, as applicable, pending the Closing, as well as uncertainties regarding the impact any delay in the Closing would have on the anticipated cash resources of ENDRA, and other events and unanticipated spending and costs that could reduce ENDRA’s cash resources; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on ENDRA’s or Renergen’s business relationships, operating results and business generally; costs related to the Merger; risks related to the market price of ENDRA’s common stock relative to the value suggested by the Merger; the outcome of any legal proceedings that may be instituted against ENDRA, Noble or any of their respective directors, managers, or officers related to the Proposed Transactions; costs of the Proposed Transactions and unexpected costs, charges or expenses resulting from the Proposed Transactions; changes in regulatory requirements and government incentives; risks associated with the possible failure to realize, or that it may take longer to realize than expected, certain anticipated benefits of the Proposed Transactions, including with respect to future financial and operating results, legislative, regulatory, political and economic developments, and those uncertainties and factors; the risk of involvement in litigation, including securities class action litigation, that could divert the attention of the management of ENDRA or the combined company, harm the combined company’s business and may not be sufficient for insurance coverage to cover all costs and damages, the outcomes of various strategies and projects undertaken by Renergen; the potential impact of laws or government regulations or policies in South Africa or elsewhere; Renergen’s future capital requirements and sources and uses of cash including debt funding for Phase 2 of the Virginia Gas Project; Renergen’s ability to obtain funding for its operations and future growth; Renergen’s ability to complete Phase 1 and 2 of the Virginia Gas Project; Renergen’s reliance on the efforts of third parties; the financial terms of any current and future commercial arrangements; Renergen’s ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; Renergen’s ability to comply with the terms of the loan and credit facilities of Renergen’s subsidiary Tetra4; the ability of Renergen and its subsidiaries to retain and hire key personnel; the volatility of LNG and liquid helium prices; Renergen’s success in discovering, estimating and developing natural gas and helium reserves; actions of competitors or regulators; limitations in the availability of, and costs of, supplies, materials, contractors and services that may delay the drilling or completion of wells or make such wells more expensive; the amount and timing of future development costs; uncertainties inherent in estimating quantities of natural gas and helium reserves and projecting future rates of production and timing of development activities; risks relating to the lack of capital available on acceptable terms to finance the Renergen’s continued growth; the competitive nature of Renergen’s industry, and the other risks and uncertainties described in ENDRA’s SEC reports, and under the heading “Risk Factors” in its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, the factors disclosed in Part I, Item 1A. “Risk Factors” of ASPI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (as amended) and in ASPI’s subsequent reports filed with the SEC, each of which is available at www.sec.gov and in other filings that ENDRA and ASPI make and will make with the SEC in connection with the Proposed Transactions, including the Form S-4 and Proxy Statement described below under “Additional Information and Where to Find It”. The forward-looking statements contained herein speak only as of the date of this report. Except as required by law, the Company does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this report.

Important Additional Information and Where to Find It

This Current Report on Form 8-K relates to the Proposed Transactions involving ENDRA, ASPI, Renergen and Noble and may be deemed to be solicitation material in respect of the Proposed Transactions. In connection with the Proposed Transactions, ENDRA intends to file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that ENDRA may file with the SEC and/or send to its stockholders in connection with the Proposed Transactions. INVESTORS AND STOCKHOLDERS OF ENDRA ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENDRA, ASPI, RENERGEN, NOBLE, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by ENDRA and ASPI with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. ENDRA’S Internet website address is www.endrainc.com. ENDRA’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, including exhibits, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge through the investor relations page of its Internet website as soon as reasonably practicable after it electronically files such material with, or furnishes such material to, the SEC. ENDRA’s Internet website and the information contained therein or connected thereto are not intended to be incorporated into this report.

Participants in the Solicitation

ENDRA, ASPI, Renergen, Noble, and their respective directors and managers and certain of their executive officers and other members of management may be deemed to be participants in the solicitation of proxies from ENDRA’s stockholders in connection with the Proposed Transactions under the rules of the SEC. Information about ENDRA’s directors and executive officers, including a description of their interests in ENDRA, is included in ENDRA’s most recent Annual Report on Form 10-K for the year ended December 31, 2025. Information about ASPI’s directors and executive officers, including a description of their interests in ASPI, is included in ASPI’s most recent Annual Report on Form 10-K for the year ended December 31, 2025, as amended. Additional information regarding the persons who may be deemed participants in the proxy solicitations, including the directors and executive officers of Renergen, and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein are not intended to and do not constitute a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transactions or an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
2.1*	First Amendment to Agreement and Plan of Merger, dated as of October 1, 2026, by and among ENDRA Life Sciences Inc., Kruger Merger Sub LLC, Renergen Limited, Noble Africa LLC and ASP Isotopes Inc.
4.1	Amendment No. 1 to Common Stock Purchase Warrant, dated as of October 1, 2026, by and between ENDRA Life Sciences Inc. and the ASP Affiliate.
4.2	Amendment No. 1 to Pre-Funded Common Stock Purchase Warrant, dated as of October 1, 2026, by and between ENDRA Life Sciences Inc. and the ASP Affiliate.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules, annexes and exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA LIFE SCIENCES INC.

Date: October 1, 2026	By:	/s/ Alexander Tokman
	Name:	Alexander Tokman
	Title:	Chief Executive Officer

4